ICO, Inc.

2009 KeyBanc Capital Markets Basic Materials & Packaging Conference

September 15, 2009

Forward Looking Statements / Non-GAAP Measures

Certain matters discussed in this presentation are "forward-looking statements," involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. The Company's statements regarding trends in the marketplace, potential future results, and any proposed transaction and its timing and effects are examples of such forward-looking statements. The following is a non-exclusive list of risks and uncertainties, and circumstances that present risks, that could cause the forward-looking statements to become untrue or otherwise affect the outcome thereof: restrictions imposed by the Company's outstanding indebtedness; changes in the cost and availability of resins (polymers) and other raw materials; changes in demand for the Company's services and products; business cycles and other industry conditions; general economic conditions; international risks; operational risks; currency translation risks; the Company's lack of asset diversification; the Company's ability to manage global inventory, develop technology and proprietary know-how, and attract and retain key personnel; failure of closing conditions in any transaction to be satisfied; integration of acquired businesses; as well as other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2008 and its other filings with the Securities and Exchange Commission.
Should one or more of such risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Any forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update any such forward-looking statements to reflect subsequent events or circumstances.

This presentation includes reference to certain Non–GAAP financial measures. A reconciliation of these measures is included in Appendix A of this presentation. Management's opinion regarding the usefulness of such measures is included in the Company's press release issued on August 6, 2009, which is available on the Company's website and is attached to the Company's Form 8-K filed with the Securities and Exchange Commission on August 6, 2009.

ICO™

About the Company

ICO is a global provider of polymer compounding, size reduction and specialty services. ICO produces custom polymer powders for rotational molding and other polymer segments, including textiles, metal coatings and masterbatch. ICO remains an industry leader in size reduction, compounding and other tolling services for plastic and non-plastic materials.

ICO's Bayshore Industrial division produces specialty compounds, concentrates, and additives primarily for the plastic film industry.

ICO plants and offices are strategically located around the world to place our products, sales force, and technical expertise within easy reach of our customers.



ICO at a Glance

- 800 Employees
- 20 Plants/Warehouses
- Organized into 5 regions: Bayshore Industrial, ICO Polymers North America, ICO Europe, ICO Asia Pacific, ICO Brazil
- 66% of revenues derived internationally

Revenues for the Nine months ended June 30, 2009



By Region
ICO Polymers North America 11%
ICO Brazil 4%
ICO Europe 45%
ICO Asia Pacific 17%
Bayshore Industrial 23%



By Geography
U.S. 34%
International 66%

ICO's "Fit" in the Value Chain


ASSETS UTILIZED
Drilling rigs, production equipment, etc.
Refinery Processes
Monomer Production
Polymerization Reactors
Post Reactor Processing
Additives
Compounding / grinding
Injection molding, blow molding, rotational molding
Oil & Gas Exploration and Production
Ethane, Propane, Naphtha
Ethylene, Propylene, Styrene, Vinyl Chloride
Polymer Producers: PE, PP, PS, PVC
Processors: ICO Polymers/ Bayshore Industrial
End Product Converters: tank producers, film manufacturers, toy makers, molders

Products & Services

Compounds, including Concentrates Produced by Bayshore Industrial

- Products primarily for the plastic film (packaging) industry
- Products produced include:
  - Masterbatches/Concentrates
  - Specialty compounds
- Markets served:
  - North America
  - Malaysia
  - Select export markets
- Sample applications of our product:
  - Shopping bags
  - Food packaging
  - Industrial Film
  - Electronic packaging

Custom Powders for Rotational molding

- Proprietary **ICORENE®** and **COTENE®** product lines sold across the globe
- Business built on value-adds, such as:
  - Grades tailored to client, driven by application
  - R&D and technical sales support worldwide
  - Partnering with key customers
- Sample applications of our product
  - Water tanks
  - Toys
  - Playground equipment
  - Bins
  - Agricultural Products
  - Kayaks
  - Road "Furniture"

Other Polymer Powder Markets

- Proprietary **ICOTEX™** and **ICOFLO™** lines - for textiles (applications: carpet backing, clothing) and carrier powders for color and additive masterbatch customers
- Regional expertise in other areas such as the oilfield service and metal coating industries

Custom Powders for Rotational molding













We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

ICO™

Compounds, including Concentrates Produced by Bayshore Industrial











We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

ICO

Products & Services

Size Reduction Services

- **Ambient Grinding** - high-volume, typically moderate value-add service
- **Cryogenic Grinding** - greater value-add and requiring more technical expertise to serve the market for heat sensitive materials
- **Jet Milling** - greater value-add and requiring more technical expertise for ultrafine particle size
- Other related services:
  - Compounding
  - Blending
  - Packaging
  - Warehousing

- Wide range of tolling opportunities globally, including:
  - Rotomolding
  - Oilfield services
  - Textiles
  - Metal coatings
  - Agricultural
  - Paints
  - Wood composites
  - Soaps/cosmetics

Size Reduction Services











We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Global Platform ICO Europe

Montereau, FR



Oyonnax, FR



Beaucaire, FR




Iceland
Atlantic Ocean
Norway
Sweden
Finland
North Sea
Russia
Ireland
Belarus
Ukraine
Portugal
Black Sea
Caspian Sea
Madeira (Portugal)
Canary Islands (Spain)
Malta
Crete (Greece)
Mediterranean Sea
Libya
Egypt

Gainsborough, UK



's-Gravendeel, NL



Verolanuova, IT



Global Platform
ICO Polymers North America

Fontana, CA



China, TX




Canada
USA
Washington
Oregon
Idaho
Montana
Wyoming
Nevada
Utah
Colorado
California
Arizona
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
Pennsylvania
New York
Vermont
Maine
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
Mexico
Pacific Ocean
Gulf of Mexico
Atlantic Ocean
Bahamas
Cuba

Allentown, PA



East Chicago, IN



Grand Junction, TN



Global Platform
Bayshore Industrial

Bayshore MB
Compounding - LaPorte, TX




Canada
Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Colorado
Arizona
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
USA
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
W Virginia
Maryland
Delaware
Pennsylvania
New Jersey
New York
Connecticut
Rhode Island
Massachusetts
New Hampshire
Vermont
Maine
Atlantic Ocean
Gulf of Mexico
Bahamas
Cuba
Mexico
Pacific Ocean

Global Platform ICO Asia Pacific


Batu Pahat, Malaysia
Brisbane, Australia
Melbourne, Australia
Auckland,New Zealand

Global Platform ICO Brazil

Belo Horizonte, Brazil




Caribbean Sea
Panama
Trinidad and Tobago
Venezuela
Guyana
Surinam
French Guiana
Colombia
Ecuador
Peru
Brazil
Bolivia
Paraguay
Pacific Ocean
Chile
Uruguay
Argentina
Atlantic Ocean
Falkland Islands (UK)
South Georgia (UK)
Cape Horn

Bahia, Brazil



Americana, Brazil



Operating Income

3 Year Historical Average

	Fiscal Year 2008	Fiscal Year 2007	Fiscal Year 2006	3 Year Average
	(In $ Millions)			
ICO Europe	$ 13.2	$ 9.0	$ 6.0	$ 9.4
Bayshore Industrial	10.2	15.4	14.8	13.5
ICO Asia Pacific	1.8	5.9	2.4	3.4
ICO Polymers North America	5.6	6.0	5.0	5.6
ICO Brazil	1.0	0.3	(0.5)	0.3
Unallocated General Corporate Expenses	(6.2)	(6.8)	(6.5)	(6.5)
Total	$ 25.7	$ 29.8	$ 21.3	$ 25.6

Historical Financial Performance



Revenues
($ in millions)
$257.5
$296.6
$324.3
$417.9
$446.7
$219.5
04
05
06
07
08
09*



Operating income, as adjusted
($ in millions)
$5.2
$8.2
$21.3
$29.8
$25.7
$2.9
04
05
06
07
08
09*

*Nine months ended June 30, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Operating Margin Breakdown



22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16%
12%
1%
16%
9%
6%
18%
9%
7%
20%
11%
7%
18%
13%
3%
FY2009*
FY2008
FY2007
FY2006
FY2005
Gross Margin
SG&A
Operating Margin

*Nine months ended June 30, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Resin Prices



2,500
2,300
2,100
1,900
1,700
1,500
1,300
1,100
900
700
US$ per Metric Ton
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
North America Polyethylene Linear Low Density
Southeast Asia Polyethylene Linear Low Density
Western Europe Polyethylene Linear Low Density

Source: CMAI

ICO™

Income Statement and Cash Flow

$ in millions, except per share data	Q3 2009	Q2 2009	Q1 2009	Nine months ended June 30, 2009	Nine months ended June 30, 2008
Revenues	**$ 70.0**	**$ 70.1**	**$ 79.4**	**$ 219.5**	**$ 338.7**
Gross Profit	12.6	11.9	10.1	34.6	56.9
Gross Margin	**18.0%**	**16.9%**	**12.7%**	**15.8%**	**16.8%**
Operating Income (Loss), as adjusted	2.2	1.1	(0.4)	2.9	21.6
Net Income (Loss), as adjusted	**1.3**	**0.4**	**(1.1)**	**0.6**	**13.1**
Diluted EPS, as adjusted	$ 0.05	$ 0.02	$ (0.04)	$ 0.02	$ 0.47
Volumes (Metric Tons)	64,200	64,500	64,600	193,300	245,600
Cash Flow from Operating activities, Less Cap-X	$ 8.4	$ 13.4	$ 12.3	$ 34.1	$ (4.8)

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Balance Sheet

$ in millions

	June 30, 2009	September 30, 2008	September 30, 2007
Cash	**$ 23.6**	**$ 5.6**	**$ 8.6**
Total Debt	33.5	49.9	57.3
Net Debt	9.9	44.3	48.7
Working Capital, minus cash	**37.8**	**61.4**	**49.3**
Equity	101.0	107.8	91.0
Net Debt-to-capitalization	**8.9%**	**29.1%**	**34.9%**



Net Debt, Equity Position and Net Debt-to-Capitalization
Millions of US$
120.0
100.0
80.0
60.0
40.0
20.0
-
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
September 07
September 08
December 08
June 09
Net Debt
Total Stockholders' Equity
Net Debt to Capitalization

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Debt and Liquidity Summary

(in millions)


Term Debt Maturities
As of June 30, 2009
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
2.1
8.4
7.6
3.9
2.4
2.1
7.1
Three Months ending September 30, 2009
FY10
FY11
FY12
Thereafter

June 30, 2009 Liquidity	
Cash	$23.6
Available borrowing capacity	46.9
Total liquidity	$70.5

Strong Cash Flow


Cash Flow from Operating and Investing Activities
Millions of $
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
($0.1)
$5.1
$8.4
$2.6
$34.1
FY05
FY06
FY07
FY08
FY09*


Net Debt
Millions of $
80.0
60.0
40.0
20.0
0.0
$54.6
$44.3
$31.8
$18.1
$9.9
June 30, 2008
September 30, 2008
December 31, 2008
March 31, 2009
June 30, 2009

*Nine months ended June 30, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Value Creation Opportunities – FY 2009 and Beyond

- Capitalize on global platform
  - Cultivate global customer relationships
  - Further develop strategic raw material supply relationships
- Grow our business in emerging markets such as India, Brazil and Southeast Asia
- Expand Bayshore product line globally
- Optimize operations in Australia and New Zealand
- Continue product development efforts in all fields we operate, including oilfield service
- Explore potential strategic acquisitions

Value Creation Opportunities - Continued

Recently Announced Transactions

- Chroma Corporation's Rotomolding Business
  - 2,000 metric tons of business
  - Revenues of $4.0 million

- Micro Pellets Transaction
  - 5,000 metric tons of business
  - Revenues of $11.0 million

Actively Exploring Acquisition Opportunities with the Current Transaction Philosophy Being:

- Utilize existing capacity by obtaining volumes
- Remain within core expertise
- Acquisition cost paid over time dependent upon level of business

ICO™

Appendix A – Reconciliation of Non-GAAP Financial Measures

Net Income (Loss) and Income (Loss) Per Share Reconciliation
(In thousands, except per share data)

Three Months Ended:	**March 31, 2009**
Net income (loss) applicable to common stock	$ (3,018)
Goodwill impairment	3,450
Net income (loss), as adjusted	$ 432
Basic and diluted income (loss) per common share	$ (0.11)
Goodwill impairment	0.13
Basic and diluted income per common share, as adjusted	$ 0.02
Nine Months Ended:	**June 30, 2009**
Net income (loss) applicable to common stock	$ (2,835)
Goodwill impairment	3,450
Net income (loss), as adjusted	$ 615
Basic net income (loss) per common share	$ (0.10)
Goodwill impairment	0.13
Basic net income (loss) per common share, as adjusted	$ 0.02 (a)
Diluted income (loss) per common share	$ (0.10)
Goodwill impairment	0.13
Diluted net income (loss) per common share, as adjusted	$ 0.02 (a)

(a) Does not total due to rounding.

ICO™

Appendix A – Reconciliation of Non-GAAP Financial Measures

Operating Income (Loss) Reconciliation
(In thousands)

Three months ended:	**March 31, 2009**
Operating income (loss)	$ (2,316)
Goodwill impairment	3,450
Operating income, as adjusted	$ 1,134

Nine Months Ended:	**June 30, 2009**
Operating income (loss)	$ (575)
Goodwill impairment	3,450
Operating income, as adjusted	$ 2,875

Net Debt Reconciliation	**June 30, 2008**	**September 30, 2008**	**December 31, 2008**	**March 31, 2009**	**June 30, 2009**
Total debt	$ 58,463	$ 49,930	$ 42,845	$ 35,212	$ 33,511
Less cash and cash equivalents	3,909	5,589	10,975	17,096	23,589
Net debt	$ 54,554	$ 44,341	$ 31,870	$ 18,116	$ 9,922